 AXS Managed Futures Strategy Fund

Class A Shares: MHFAX

Class C Shares: MHFCX

Class I Shares: MHFIX

A series of Investment Managers Series Trust II

Supplement dated January 24, 2019 to the

Prospectus and Statement of Additional Information, both dated October 18, 2019, as revised November 18, 2019.

Effective January 25, 2020, shares of the AXS Managed Futures Strategy Fund (the “Fund”) are now available for purchase. Accordingly, the following changes are made to the Fund's Prospectus and SAI:

The first paragraph under the “Performance” section of the Fund on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund acquired the assets and liabilities of the Equinox MutualHedge Futures Strategy Fund, a series of Northern Lights Fund Trust, (the “Predecessor Fund”), on January 24, 2020. As a result of the acquisition, the Fund will be the accounting successor of the Predecessor Fund. Performance results for the Predecessor Fund shown in the bar chart and the performance table below reflect the performance of the Predecessor Fund.

The second paragraph under the “Fund Expenses” section on page 35 of the Prospectus is deleted in its entirety and replaced with the following:

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following. This agreement is in effect until October 19, 2021 with respect to the AXS Multi-Strategy Alternatives Fund, November 9, 2021 with respect to the AXS Alternative Growth Fund, AXS Aspect Core Diversified Strategy Fund and Chesapeake Strategy Fund, and January 25, 2022 with respect to AXS Managed Futures Strategy Fund, and it may be terminated before that date only by the Trust's Board of Trustees.

The second paragraph under the “Fund Expenses” section on page B-43 of the SAI is deleted in its entirety and replaced with the following:

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual Fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the limit set forth in the Expense Table in the Prospectus (the "expense cap"). This agreement is effective until October 19, 2021 with respect to the AXS Multi-Strategy Alternatives Fund, November 9, 2021 with respect to the AXS Alternative Growth Fund, AXS Aspect Core Diversified Strategy Fund and AXS Chesapeake Strategy Fund, and January 25, 2022 with respect to the AXS Managed Futures Strategy Fund. The agreement may be terminated before that date with respect to a Fund only by the Board of Trustees. The Advisor is permitted to seek reimbursement from a Fund, subject to certain limitations, of fees waived or payments made by the Advisor to the Fund for a period ending three years after the date of the waiver or payment. Similarly, the advisor to the predecessor fund of AXS Alternatives Growth Fund, AXS Aspect Core Diversified Strategy Fund and AXS Chesapeake Strategy Fund, is permitted to seek reimbursement, subject to certain limitations, of fees waived or payments made by the advisor to the predecessor fund prior to the Reorganization, for a period ending three years after the date of the waiver or payment. In each case, reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a "first in, first out" basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by the advisor to a predecessor fund prior to the Reorganization must be approved by the Board. All other reimbursement is contingent upon the Board's subsequent review of the reimbursed amounts. Each Fund must pay current ordinary operating expenses before the Advisor or advisor to a predecessor fund is entitled to any reimbursement of fees and/or Fund expenses.

Please retain this Supplement for future reference.